                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]    Preliminary Proxy Statement      [  ] Confidential, for Use of the Commission
[  ]   Definitive Proxy Statement            Only (as Permitted by Rule 14a-6(e)(2))
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      YELLOW GOLD OF CRIPPLE CREEK, INC.
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          None

     (2)  Aggregate number of securities to which transaction applies:

          None

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          Not Applicable.

     (4)  Proposed maximum aggregate value of transaction:

          Not Applicable.

     (5)  Total fee paid: Not Applicable.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  None

     (2)  Form, Schedule or Registration Statement No.:  Not Applicable

     (3)  Filing Party:  Not Applicable

     (4)  Date Filed:  Not Applicable

Notes:

                             Preliminary Proxy Statement dated November 3, 1998.

                          YELLOW GOLD OF CRIPPLE CREEK, INC.
                               12407 S. MEMORIAL DRIVE
                               BIXBY, OKLAHOMA 74008

                                 PROXY STATEMENT AND
                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD DECEMBER 2, 1998

     To the shareholders of Yellow Gold of Cripple Creek, Inc.:

     The Annual Meeting of the shareholders of Yellow Gold of Cripple Creek, Inc. (the "Company") will be held at the Company's executive offices at 12407 S. Memorial Drive, Bixby, Oklahoma 74008 at 3:00 p.m. on December 2, 1998, or at any adjournment or postponement thereof, for the following purposes:

     1. To amend the Company's Articles of Incorporation to change its name to "International Cavitation Technologies, Inc."

     2. To amend the Company's Articles of Incorporation to authorize 5,000,000 shares of preferred stock.

     3. To amend the Company's Articles of Incorporation to change its purpose to any lawful purpose.

     4. To amend the Company's Articles of Incorporation to permit its principal office to be located any place within or outside the State of Colorado.

     5.   To elect three directors of the Company.

     6. To reverse split the Company's Common Stock on the basis of one share for each four shares outstanding.

     7. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on November 3, 1998 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         David N. Shroff, President


November 17, 1998

                                   PROXY STATEMENT

                       YELLOW GOLD OF CRIPPLE CREEK, INC.
                            12407 S. MEMORIAL DRIVE
                             BIXBY, OKLAHOMA 74008
                           TELEPHONE: (918) 369-5950

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 2, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Yellow Gold of Cripple Creek, Inc. (the "Company"), a Colorado corporation, of $.001 par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at the Company's executive offices at 12407 S. Memorial Drive, Bixby, Oklahoma 74008 at 3:00 p.m. on December 2, 1998, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about November 17, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to approve any proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, facsimile or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.


                      VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on November 3, 1998 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 37,205,500 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of November 3, 1998, by
(i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock (ii) each of the Company's directors and (iii) all directors and officers of the Company as a group.
The shareholders listed in the table have sole voting and investment powers with respect to the shares indicated, although share ownership includes ownership by spouses.


                                 Number of Shares       Percentage of
Name and Address of              of Common Stock          Class of
Beneficial Owner                      Owned             Common Stock
-------------------              ----------------       -------------
Universal Environmental(1)           24,000,000             50.0%
 Technologies, Inc.
12409 S. Memorial Drive
Bixby, OK 74008

David N. Nemelka, Jr. (2)             8,100,000             16.9%
14 Red Tail Drive
Highlands Ranch, CO 80126

Gary J. McAdam (3)                   12,900,000             26.9%
14 Red Tail Drive
Highlands Ranch, CO 80126

David N. Shroff (1)                     -0-                  -0-
12407 S. Memorial Drive
Bixby, OK 74008

William W. Rippetoe (1)                 -0-                  -0-
12407 S. Memorial Drive
Bixby, OK 74008

All Officers and Directors (1)(3)    36,900,000             76.9%
 as a Group (3 persons)


(1) David N. Shroff and William W. Rippetoe, the Company's President and Secretary/Treasurer, respectively, are also President and Vice President, respectively, of Universal Environmental Technologies, Inc. ("UET") and each own or control more than 5% of the Common Stock of UET.

(2) Includes warrants to purchase 1,800,000 shares at $.291666 per share until June 2008 but does not include warrants which the Company has agreed to issue to purchase 90,000 shares at $.50 per share exercisable for 2 years from the effective date of any registration statement registering the Company's securities.

(3) Represents indirect ownership through Summer Breeze, L.L.C. and GJM Trading Partners, Ltd., two entities controlled by Gary J. McAdam. Includes warrants to purchase 9,000,000 shares at $.291666 per share until June 2008 through Summer Breeze, L.L.C., and GJM Trading Partners, Ltd. but does not include warrants which the Company has agreed to issue to purchase 201,600 shares at $.50 per share through Growth Ventures, Inc. Profit Sharing Plan & Trust, an entity controlled by Gary J. McAdam, exercisable for 2 years from the effective date of any registration statement registering the Company's securities.


                                     THE COMPANY

     The Company was incorporated in Colorado on August 24, 1936, as Dooley Leasing Company to engage in the mining industry. The Company changed its name to Yellow Gold of Cripple Creek, Inc. on April 17, 1978. The Company discontinued its mining operations in 1993.

     In September 1998, the Company entered into a share exchange agreement with Ion Collider Technologies, Ltd. ("ICT") and effective September 30, 1998, the Company acquired all of the outstanding Common Stock of ICT for 34,500,000 shares of the Company's Common Stock (the "Acquisition").

     ICT is a technology company engaged in the discovery, development, and commercialization of technologies for use in various industries with immediate applications for environmental remediation and natural resource enhancement. ICT owns patents and worldwide rights to a unique device which the Company has named the "Ion Collider." The Ion Collider is designed to promote "Cavitation" or "Hot-Spot" chemistry which produces a molecular change in organic fluids and gases. One of the applications of the technology is for the remediation of hydrocarbon contaminated soil and dredge materials. The process has been used on-site processing large volumes of hydrocarbon contaminated materials on a cost effective basis, with the treated material being reuseable and meeting clean fill standards.


                          PROPOSAL 1: CHANGE OF COMPANY NAME

     In connection with the Acquisition, the Board of Directors has determined that it is in the Company's best interests to change the Company's name to "International Cavitation Technologies, Inc." This name will link the Company to its principal operations and objectives, which is to provide its technology currently to the environmental remediation and natural resource enhancement fields.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "INTERNATIONAL CAVITATION TECHNOLOGIES, INC."


                        PROPOSAL 2: AUTHORIZE 5,000,000 SHARES
                                  OF PREFERRED STOCK

     The Board of Directors has proposed an amendment to the Company's Articles of Incorporation to authorize up to 5,000,000 shares of Preferred Stock to be issued in one or more series at the discretion of the Board of Directors and as further set forth in the Amended and Restated Articles of Incorporation attached as Exhibit A to this Proxy Statement. The Board has determined that the authorization of 5,000,000 shares of Preferred Stock may assist the Company in future financing although there can be no assurance that future financing will occur.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF PREFERRED STOCK.


                        PROPOSAL 3: CHANGE OF COMPANY PURPOSE

     In 1993 the Company ceased mining operations and, in connection with the Acquisition, the Company's business was primarily changed to providing its technology currently to the environmental and natural resource enhancement fields. The Company's Articles of Incorporation still list the Company's purpose as essentially related to mining operations. To more accurately reflect the Company's current business and any future changes in its business operations, the Board of Directors has determined that it is in the Company's best interests to amend its Articles of Incorporation to change the Company's purpose to "any lawful purpose" as set forth in the Amended and Restated Articles of Incorporation attached as Exhibit A to this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S PURPOSE TO "ANY LAWFUL PURPOSE."


                  PROPOSAL 4: PERMIT THE COMPANY'S PRINCIPAL OFFICE
                TO BE LOCATED WITHIN OR OUTSIDE THE STATE OF COLORADO

     In connection with the Acquisition and for greater efficiency and economics, the Company's Board of Directors has determined that the Company's principal office should be located outside the State of Colorado. Accordingly, the Board has proposed an amendment to the Company's Articles of Incorporation to permit the Company's principal office to be located at any place either within or outside the State of Colorado as designated by the Board of Directors and as set forth in the Amended and Restated Articles of Incorporation attached as Exhibit A to this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE COMPANY'S PRINCIPAL OFFICE TO BE LOCATED ANY PLACE WITHIN OR OUTSIDE THE STATE OF COLORADO AS DESIGNATED BY THE COMPANY'S BOARD OF DIRECTORS.


                         PROPOSAL 5:  ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect directors of the Company. Cumulative voting is not permitted for the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information regarding each current director, each nominee for director and each executive officer of the Company.


     Name                     Age            Position
     ----                     ---            --------
David Shroff*                 50        President and Director
William W. Rippetoe*          51        Secretary/Treasurer and Director
Gary J. McAdam*               47        Vice President and Director

*  Nominees for Director.

     Each director is elected for a period of one year and serves until his or her successor is duly elected by the shareholders. The Board of Directors has no audit or compensation committees, but intends to establish such committees in its current fiscal year.

     The principal occupation of each director and executive officer of the Company, for at least the past five years, is as follows:

     DAVID N. SHROFF, a fluids design engineer, is a graduate of Oklahoma State University with a Bachelor of Science. Mr. Shroff worked as an engineer for Gulf Oil Corporation and was later Senior Manager and assistant to the Vice President of Cities Service Pipeline. From 1982 until 1992, Mr. Shroff worked in the natural resource industry. From 1992 until 1994, Mr. Shroff served as Vice-President of Tierra Environmental, Inc., a company that specialized in soil remediation. From 1994 until September 1998, Mr. Shroff served as Chairman of the Board and Vice President of Big Blue, Inc., a company specializing in water and soil remediation. Mr. Shroff is a co-inventor of the ion collider technology utilized by the Company and is responsible for the day to day operations of the Company including the design and manufacture of various types of ion colliders and the implementation of cavitation technology in various business applications.

     WILLIAM W. RIPPETOE received a Bachelor's of Science degree from Western New Mexico University and a Master's Degree in Science Education from New Mexico State University. Mr. Rippetoe's background includes 15 years in the oil and gas service industry and 10 years in the environmental remediation business. In 1991, Mr. Rippetoe founded and served as Vice President of Dichlor Chemical Company which specialized in water remediation. In 1992, Mr. Rippetoe founded and served at President of Tierra Environmental, Inc., a bio-science company that specialized in soil remediation and in 1994, he founded Big Blue, Inc., a company that specializes in water and soil remediation where he was president until September 1998. Mr. Rippetoe is a co-inventor of the ion collider and cavitation technology utilized by the Company and is responsible for the development and application of the ion collider technology to the environmental services and oil business including experimentation and testing.

     GARY J. MCADAM has 21 years of experience working in the financial markets. Mr. McAdam has served as president of Growth Ventures Inc. (fka Creative Investment Services, Inc.) since 1979. Since 1986, Growth Ventures, Inc. ("GVI") has worked directly with private companies desiring to become public companies as well as with existing public companies. GVI conducts due diligence and periodically provides early stage funding to these companies. For private companies, GVI assists them in going public with emphasis on the reverse takeover process. For public companies, GVI helps in identifying market-makers and interested brokers, as well as in the coordination of effective investor relations, acquisitions, and fund raising programs. While president of GVI, Mr. McAdam also served as President of Creative Business Concepts, Inc. ("CBC") from 1993 until December of 1996 and as President of Fortune Seekers, Inc. from 1997 to date. Both firms worked in the financial markets in the areas of investments and capital procurement, and CBC also was
involved with mergers, acquisitions and financial relations.   Mr. McAdam
holds a Bachelor of Arts Degree from the University of Denver.

EXECUTIVE COMPENSATION

     There was no compensation awarded to, earned by, or paid to any of the executive officers of the Company during the fiscal years ended May 31, 1996, 1997 or 1998, respectively.

     The Company's directors do not currently receive any compensation except reimbursement for out-of-pocket expenses incurred in attending board meetings, but at the discretion of the Board of Directors may receive compensation for attending meetings in the future.

NON-QUALIFIED STOCK OPTION PLAN

     During the Company's fiscal year ended May 31, 1998, the Company adopted a Non-Qualifying Stock Option Plan to provide the Company with ongoing legal and professional expertise on its regulatory filing requirements and ongoing negotiations for viable business and merger opportunities. The Company set aside 500,000 options with the price of the options to be determined by the Company's Board of Directors and with all options to expire no later than December 10, 2007. As of November 3, 1998, options for 200,000 shares have previously been exercised at $.05 per share for services rendered.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE THREE INDIVIDUALS BEING PRESENTED TO THE SHAREHOLDERS FOR THE ELECTION TO THE BOARD OF DIRECTORS.


                 PROPOSAL 6:  AUTHORIZATION FOR BOARD OF DIRECTORS TO
               IMPLEMENT A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

     GENERAL. The Company's Board of Directors recommends that the Company's stockholders authorize the Board of Directors to effect a reverse split of its Common Stock on the basis of one share of Common Stock for each four shares of Common Stock currently outstanding (the "Reverse Stock Split"). The number of authorized shares of Common Stock will not be reduced on account of the reverse split. The effect of a Reverse Stock Split upon holders of Common Stock would be that the total number of shares of Common Stock held by each stockholder would be automatically converted into the number of new whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Stock Split divided by four.

     If the Reverse Stock Split is effected, each stockholder's percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor differences resulting from rounding up for fractional shares. The rights and privileges of the stockholders will be substantially unaffected by the Reverse Stock Split.

     If a Reverse Stock Split is effected, no certificates or scrip representing fractional shares of Common Stock will be issued to stockholders. All fractional shares will be increased to the next higher whole number of shares. The exercise price and number of shares of each outstanding warrant and option to purchase shares of the Company's Common Stock will be adjusted in accordance with the Reverse Stock Split.

     The Board of Directors believes that the Reverse Stock Split may permit additional equity financing through the future sale of authorized but unissued shares of Common Stock and may increase the trading price of the Common Stock. No assurance can be given that either the future sale of Shares of the Company's Common Stock will occur or that the market price of the Common Stock after the Reverse Stock Split will equal the ratio of the reverse split times the market price of the Common
Stock before the Reverse Stock Split, or that such price will exceed the current market price. Because no change will be made to the number of authorized shares, the Reverse Stock Split will decrease the number of outstanding shares and increase the number of unissued shares of the Company. This result could be construed as having an anti-takeover effect, although neither the Board of Directors nor the management views this proposal in that perspective.

     PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT. The Company's Articles of Incorporation currently authorize the Company to issue 50,000,000 shares of Common Stock. As of November 3, 1998, there were (a) 37,205,500 shares of Common Stock outstanding, (b) 12,000,000 common stock purchase warrants outstanding, (c) options to purchase 300,000 shares of Common Stock outstanding and (d) 291,600 common stock purchase warrants which the Company has verbally agreed to issue ("Additional Warrants"). If the Reverse Stock Split is effected, no change in the number of authorized shares will result (other than pursuant to the proposal in that regard being submitted to stockholders for approval). The principal effect of the Reverse Stock Split is the pro rata reduction in the number of shares outstanding from 37,205,500 shares to 9,301,375 shares based upon the number of shares outstanding on November 3, 1998, the pro-rata reduction of outstanding warrants and options to 3,000,000 warrants and 75,000 options, and the pro-rata reduction of the Additional Warrants to 72,900 warrants.

     The Reverse Stock Split may result in some shareholders owning "odd-lots" of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     Under Colorado law, shareholders are not entitled to dissenters' rights with respect to the Reverse Stock Split.

     EXCHANGE OF STOCK CERTIFICATES. If the Reverse Stock Split is effected, stockholders may exchange their stock certificates for new certificates representing the post-split number of share of Common Stock. The Company or the Company's transfer agent will immediately send to stockholders the necessary materials and instructions for the surrender and exchange of stock certificates.

     FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. The following description of federal income tax consequences is based upon the Internal Revenue code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement.

     The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that because the Reverse Stock Split is not part of a plan to periodically increase stockholders' proportionate interest in the assets or earnings and profits of the Company, the reverse will have the following federal income tax effects:

     1. The Reverse Stock Split will constitute a reorganization within the meaning of Section 368 (a) (1) (E) of the Code.

     2. A stockholder will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in his posts-split shares will equal his basis in the pre-split shares.

     3. A stockholder's holding period for the post-split shares will include the holding period of the pre-split shares.

     4. The Company will not recognize any gain or loss on the exchange by reason of Section 1032 of the Code.

     THE ABOVE FEDERAL INCOME TAX DISCUSSION WITH RESPECT TO THE REVERSE STOCK SPLIT ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE REVERSE STOCK SPLIT.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AUTHORIZATION FOR THE BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK ON THE BASIS OF ONE SHARE FOR EACH FOUR SHARES OUTSTANDING.


                                 CERTAIN TRANSACTIONS

     On September 30, 1998, the Company acquired all of the outstanding Common Stock and common stock purchase warrants of Ion Collider Technologies, Ltd. ("ICT"), a Colorado corporation from the stockholders of ICT pursuant to a share exchange agreement ("Agreement") in exchange for the issuance by the Company of 34,500,000 shares of its Common Stock and 12,000,000 common stock purchase warrants ("Warrants"). Each Warrant is exercisable to purchase one share of the Registrant's Common Stock at $.291666 per share at anytime until June 1, 2008. As a result of the share exchange, Universal Environmental Technologies, Inc. ("UET"), acquired 24,000,000 shares of the Company's Common Stock. David N. Shroff, the Company's President and William W. Rippetoe, the Company's Secretary/Treasurer are also officers and directors of UET and, through family trusts, may be deemed to each own in excess of 5% of the outstanding common stock of UET. Further, as a result of the share exchange, entities controlled by Gary J. McAdam, the Company's Vice President acquired 3,900,000 shares of the Company's common stock and warrants to purchase an additional 9,000,000 shares of the Company's Common Stock at an exercise price of $.291666 per share until June 2008.

     Gary J. McAdam, through family members and various entities owned or controlled by Mr. McAdam, owns 50% of the common stock of Enhanced Recovery Technologies, Inc. ("Enhanced Recovery") and is an officer and director of Enhanced Recovery. Enhanced Recovery has a license agreement to utilize certain technology owned by ICT on a non-exclusive basis.

     In May 1998, ICT entered into a verbal agreement with Big Blue, Inc. ("Big Blue") whereby Big Blue was granted the non-exclusive right to utilize certain technology owned by ICT. The arrangement provides for ICT to receive 90% and Big Blue to receive 10% of the net profits generated by Big Blue's use of such technology. David N. Shroff and William W. Rippetoe both own 5% or more of the Big Blue common stock. The verbal arrangement is to be memorialized in a definitive agreement by December 31, 1998. Further, ICT has entered into an option agreement to purchase the assets of Big Blue and/or its affiliates UET, Excalibur Oil Corporation ("Excalibur"), and Soil Savers, Inc. ("Soil Savers") effective until December 1999 for a purchase price to be agreed upon by the parties, or if there is no agreement, at the fair market price determined by an independent appraiser. ICT has paid a non-refundable deposit of $220,000 toward the purchase price of such assets. David N. Shroff and William W. Rippetoe are officers and directors and through family trusts, may be deemed to own in excess of 5% of the outstanding common stock of Excalibur and Soil Savers in addition to UET.

     In September 1998, ICT borrowed $37,500 with interest at 10% per annum from McKinley Capital, an entity controlled by David N. Nemelka, Jr., a 5% or more shareholder of the Company's Common Stock. Between September 15, 1998 and October 15, 1998, ICT borrowed $84,000 with interest at 10% per annum from Growth Ventures, Inc. Profit Sharing Plan & Trust, an entity controlled by Gary
J. McAdam. All of the foregoing loans were due the earlier of 60 days from the date of each loan or the date ICT consumates debt or equity financing of at least $250,000. Each of the loans has been verbally extended until one year from each original due date for which the Company has agreed to issue warrants on the pro-rata basis of 240,000 shares of the Company's Common Stock exercisable at $.50 per share for 2 years from the effective date of any registration statement registering the Company's securities for each $100,000 loaned. As a result of the loan extensions, Mr. Nemelka and Growth Ventures, Inc. Profit Sharing Plan & Trust will receive 90,000 and 201,600 such warrants, respectively.

     Between August 1998 and October 1998, ICT has loaned Big Blue an aggregate of $129,500. All such sums except $22,000 which accrues interest at 12% per annum and is unsecured, accrue interest at the rate of 10% per annum and are secured by an assignment of Big Blue's accounts receivable.


                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Orton & Company conducted the audit of the Company's financial statements for the year ended May 31, 1998. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.


                     PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                       AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.


                                   OTHER BUSINESS

     The management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.

                                       David N. Shroff
                                       President

                                  EXHIBIT A

                            AMENDED AND RESTATED
                         ARTICLES OF INCORPORATION
                                     OF
                INTERNATIONAL CAVITATION TECHNOLOGIES, INC.

                                  ARTICLE I
                                     NAME

     The name of the corporation is: INTERNATIONAL CAVITATION
                             TECHNOLOGIES, INC.

                                 ARTICLE II

                                  PURPOSES

     The purpose for which the corporation is formed is for any lawful purpose.

                                 ARTICLE III

                                   DURATION

     This Corporation shall have perpetual existence.


                                 ARTICLE IV
                                 ----------

                                 CAPITAL STOCK

     1. AUTHORIZED SHARES OF COMMON STOCK. The aggregate number of common shares which the corporation shall have authority to issue is 50,000,000 shares of $.001 par value Common Stock. The shares of this class of Common Stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Colorado Business Corporation Act. The shares of this class shall also be entitled to receive the net assets of the corporation upon dissolution.

     2. VOTING RIGHTS; DENIAL OF PREEMPTIVE RIGHTS. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. Preemptive rights to purchase additional shares of stock are denied.

     3. AUTHORIZED SHARES OF PREFERRED STOCK. The corporation shall have the authority to issue 5,000,000 shares of Preferred Stock, which may be issued in one or more series at the discretion of the board of directors. In establishing a series, the board of directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Code.


                                  ARTICLE V
                                  ---------

                              BOARD OF DIRECTORS

     The corporation shall be governed by a Board of Directors and shall have not less than one (1) nor more than seven (7) directors as determined, from time to time, by the Board of Directors.

                                  ARTICLE VI
                                  ----------

                    REGISTERED OFFICE AND REGISTERED AGENT

     The street address of the initial registered office of the corporation is 14 Red Tail Drive, Highlands Ranch, Colorado 80126. The name of the registered agent of the corporation at such address is Gary J. McAdam.

                                  ARTICLE VII
                                  -----------

                                PRINCIPAL OFFICE

     The principal office of the corporation may be located at any place either within or outside the State of Colorado. The current principal office of the corporation is 12407 S. Memorial Drive, Bixby, Oklahoma 74008.

                                 ARTICLE VIII
                                 ------------

                              TRANSFER OF PROPERTY

     The corporation may, at any meeting of its Board of Directors, by a majority vote of the whole Board, sell, lease, exchange and/or convey all of its property and assets, including its Good Will and its corporate franchise, upon which terms and conditions, and for such consideration or considerations, as its Board of Directors shall deem expedient, and for the best interests of the corporation. And said consideration or considerations may consist in whole, or in part of shares of stock in, and/or other securities of, any other corporation or corporations. Provided, however, in all such cases the affirmative vote of the holders of a two-thirds of the stock of said corporation then issued and outstanding, and having voting power, shall be voted in ratification of the action of the

Board of Directors, said vote to be taken at a stockholders' meeting of the said corporation duly called for that purpose. Nothing herein shall be construed to limit the power of the Board of Directors of a corporation to sell, lease, exchange and/or convey such parts or parcels of its real or personal property or assets as the Board of Directors determine are no longer necessary or expedient to be held by the corporation.


                                  ARTICLE IX
                                  ----------

                                   BY-LAWS

     The Board of Directors shall have power to make such prudential By-Laws as they may deem proper for the management of the affairs of the company in carrying out the purposes and objects of the Company and to amend, modify or repeal the same and/or adopt new ones, at any time.

     The foregoing Amended and Restated Articles of Incorporation are the amended Articles of Incorporation of International Cavitation Technologies, Inc. as of this __ day of December, 1998.

                                   INTERNATIONAL CAVITATION
                                   TECHNOLOGIES, INC.


                                   ____________________________________________
                                   Incorporator

     Gary J.McAdam hereby consents to act as registered agent for the Corporation.


                                   ___________________________________________
                                   Registered Agent

November 17, 1998

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       PROXY
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                         YELLOW GOLD OF CRIPPLE CREEK, INC.
                            TO BE HELD DECEMBER 2, 1998

     The undersigned hereby appoints David N. Shroff as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Yellow Gold of Cripple Creek, Inc. held of record by the undersigned on November 3, 1998, at the Annual Meeting of Shareholders to be held December 2, 1998, or any adjournment or postponement thereof.

     1. To amend the Company's Articles of Incorporation to change the name of the Company to "International Cavitation Technologies, Inc."

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     2. To amend the Company's Articles of Incorporation to authorize 5,000,000 shares of preferred stock.

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     3. To amend the Company's Articles of Incorporation to change its purpose to any lawful purpose.

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     4. To amend the Company's Articles of Incorporation to permit its principal office to be located any place within or outside the State of Colorado.

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     5.   To elect the following to the Board of Directors:

                              DAVID N. SHROFF

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

                             WILLIAM W. RIPPETOE

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

                               GARY J. MCADAM

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     6. To reverse split the Company's Common Stock on the basis of one share for each four shares of Common Stock outstanding.

          FOR _____             AGAINST _____             WITHHOLD VOTE _____

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN 1 THROUGH 6 ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_____________________       _____________________________________________
                                         Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
PROMPTLY USING THE
ENCLOSED ENVELOPE.                       _____________________________________
                                         Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____